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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  NOVEMBER 6, 2000
                                                          ----------------


                                HEALTH NET, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   1-12718                     95-4288333
 ---------------------------   ----------------------          ---------------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


              21650 OXNARD STREET, WOODLAND HILLS, CALIFORNIA 91367
              ------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (818) 676-6000
                                                           --------------

                         Foundation Health Systems, Inc.
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

     On November 6, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          ITEM NO.                  EXHIBIT INDEX
          -------                   -------------
          99.1             Press release issued November 6, 2000
                           by the Registrant.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTH NET, INC.


                                       By: /s/ B. CURTIS WESTEN
                                           ------------------------------
                                           B. Curtis Westen, Esq.
                                           Senior Vice President, General
                                           Counsel and Secretary



Date:    November 6, 2000




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                                  EXHIBIT INDEX


          EXHIBIT NUMBER          DESCRIPTION
          --------------          -----------
               99.1               Press release issued November 6, 2000
                                  by the Registrant.




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